UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 3, 2026

TEVA PHARMACEUTICAL INDUSTRIES LIMITED
(Exact name of registrant as specified in its charter)

Israel	001-16174	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
400 Interpace Parkway
, #3
Parsippany
NJ
, 07054 USA
+1-973-658-0301
(Address of principal executive offices, zip code and telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one Ordinary Share	TEVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events

Teva Pharmaceutical Industries Limited (the “Company”) is filing this Current Report on Form 8-K to recast historical segment information as set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on February 3, 2026 (the “Original Report”).

As previously disclosed and as reflected in the Original Report, in alignment with Teva’s Pivot to Growth strategy, commencing January 1, 2026, Anda, Teva’s distribution business in the U.S., is no longer reported under the Company’s United States segment, and, from that date, Anda is reported as part of the Company’s Other Activities. This shift allows the United States segment to continue to manage its entire product portfolio in the region, while strengthening focus on its biopharmaceutical business, growth engines and innovation. The Company has aligned its internal financial and segment reporting and its reporting units in accordance with this change in Teva’s reporting segments effective for the quarter ended March 31, 2026.

Exhibit 99.1 to the Current Report on Form 8-K provides recast segment information within the following items of the Company’s Original Report to reflect the changes made to its segment reporting:

•	Part I Item 1. Business – solely to reflect changes under the captions “Our Business Segments,” “United States Segment,” and “Other Activities.”

•

Part II Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – solely to reflect changes under the captions “Our Business Segments,” “Highlights,” “United States Segment,” “Other Activities,” and “Reconciliation Table to Consolidated Income (Loss) Before Income Taxes.”

•

Part II Item 8. Financial Statements and Supplementary Data – solely to reflect changes in the “Notes to Consolidated Financial Statements,” specifically, “Note 1—Significant accounting policies—w. Segment reporting,” “Note 3—Revenue from contracts with customers—Disaggregation of revenue,” and “Note 19—Segments.”

The items above included in Exhibit 99.1 of this Current Report on Form 8-K update the same items presented in the Original Report solely for changes in the Company’s reportable segment information and the related impacts to segment disclosures as a result of the recast described above and is not an amendment to, or a restatement of, the Original Report. There are no changes to other disclosures presented in the Original Report, including the Company’s previously reported consolidated balance sheets, statements of income (loss), statements of comprehensive income (loss), statements of changes in equity, and statements of cash flows.

This Current Report on Form 8-K does not reflect changes or events occurring subsequent to the Original Report filed with the SEC and does not modify or update the disclosures in any way, other than as required to retrospectively recast for the change in segment reporting. Therefore, this Current Report on Form 8-K should be read in conjunction with the Company’s Original Report as filed, and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026 and June 30, 2026.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

23.1	Consent of Kesselman & Kesselman, a member of PricewaterhouseCoopers International Ltd.

99.1	Items from the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, updated to reflect the recast for the change in segment presentation of Item 1—Business, Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8—Financial Statements and Supplementary Data

101.INS	Interactive Data File – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCH	Inline XBRL Taxonomy Extension Schema

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Date: September 3, 2026	By:	/s/ Eli Kalif
		Name:	Eli Kalif
		Title:	Executive Vice President,
Chief Financial Officer